                                                                   EXHIBIT 10.22


                                   EXHIBIT A

                         FORM OF REVOLVING CREDIT NOTE

$ _______________                                    DATE:  DECEMBER ____, 1998


         FOR VALUE RECEIVED, on the Termination Date (as such term is defined in the Loan Agreement described below), KELLSTROM INDUSTRIES, INC., a Delaware corporation, KELLSTROM COMMERCIAL AIRCRAFT, INC., a Delaware corporation, AERO SUPPORT HOLDINGS, INC., a Delaware corporation, INTEGRATED TECHNOLOGY HOLDINGS CORP., a Delaware corporation, AEROCAR AVIATION CORP., a Florida corporation, and AEROCAR PARTS, INC., a Florida corporation (collectively, the "Borrowers"), promise to pay to the order of ______________________________________________
(hereinafter, together with any holder hereof, called "Holder") at the Atlanta, Georgia office of the Agent (as hereinafter defined), or at such other place as the Holder may designate in writing to the undersigned, the principal amount of ____________________________ ($___________) or so much thereof as has been advanced hereunder.

         The undersigned shall pay interest as provided in that certain Amended and Restated Loan and Security Agreement (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"), dated as of December ___, 1998, by and among the Borrowers, the financial institutions party thereto from time to time (the "Lenders"), NationsBank, N.A., as agent for the Lenders, and NationsBanc Montgomery Securities LLC, as syndication agent.

         It is contemplated that the principal sum evidenced by this Note may be reduced from time to time and that additional advances may be made from time to time, as provided in the Loan Agreement.

         This Note is subject to the terms and conditions of the Loan Agreement. This Note is entitled to the benefits of the Security Documents (as defined in the Loan Agreement). The Loan Agreement contains provisions for the acceleration of the maturity hereof upon the happening of certain stated events.

         No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under the Loan Agreement or at law or in equity shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

         Principal and interest on this Note shall be payable and paid in lawful money of the United States of America.

         The undersigned waive presentment, notice of dishonor and protest.

         Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agree to pay all costs of collection, including reasonable attorneys' fees if collected by or through an attorney.

         The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Georgia.

         The undersigned are jointly and severally liable for all obligations under this Note.

         IN WITNESS WHEREOF, each of the undersigned has caused this Note to be executed and sealed in its corporate name, by and through its duly authorized officers, as of the day and year first above written.

                                            KELLSTROM INDUSTRIES, INC


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            Attest:
                                                   ----------------------------

                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                                          [CORPORATE SEAL]



                                            KELLSTROM COMMERCIAL AIRCRAFT, INC.


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            Attest:
                                                   ----------------------------

                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                                          [CORPORATE SEAL]


                      [Signatures continued on next page]

                   [Signatures continued from previous page]

                                            AERO SUPPORT HOLDINGS, INC.


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            Attest:
                                                   ----------------------------

                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                                          [CORPORATE SEAL]



                                           INTEGRATED TECHNOLOGY HOLDINGS CORP.


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            Attest:
                                                   ----------------------------

                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                                          [CORPORATE SEAL]

                                            AEROCAR AVIATION CORP.


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            Attest:
                                                   ----------------------------

                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                                          [CORPORATE SEAL]

                      [Signatures continued on next page]

                  [Signatures continued from previous page]

                                            AEROCAR PARTS, INC.


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                            Attest:
                                                   ----------------------------

                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                                          [CORPORATE SEAL]

                         NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS

         On this the ____ day of December, 1998, before me, the undersigned, a Notary Public in and for the State of Georgia, County of _______________, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the ____________________ of Kellstrom Industries, Inc., a Delaware corporation, who executed the foregoing Revolving Credit Note on behalf of such corporation and acknowledged to me that such corporation executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Georgia, County of Fulton.

----------------------------------
     Notary Signature


My Commission Expires:

---------------------------------

       [Affix Notarial Seal]

                         NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS

         On this the ____ day of December, 1998, before me, the undersigned, a Notary Public in and for the State of Georgia, County of ________________, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the ____________________ of Kellstrom Commercial Aircraft, Inc., a Delaware corporation, who executed the foregoing Revolving Credit Note on behalf of such corporation and acknowledged to me that such corporation executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Georgia, County of Fulton.

----------------------------------
         Notary Signature

My Commission Expires:

---------------------------------

      [Affix Notarial Seal]

                         NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS

         On this the ____ day of December, 1998, before me, the undersigned, a Notary Public in and for the State of Georgia, County of ______________, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the ____________________ of Aero Support Holdings, Inc., a Delaware corporation, who executed the foregoing Revolving Credit Note on behalf of such corporation and acknowledged to me that such corporation executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Georgia, County of Fulton.

----------------------------------
         Notary Signature

My Commission Expires:

---------------------------------

     [Affix Notarial Seal]

                         NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS

         On this the ____ day of December, 1998, before me, the undersigned, a Notary Public in and for the State of Georgia, County of ________________, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the ____________________ of Integrated Technology Holdings Corp., a Delaware corporation, who executed the foregoing Revolving Credit Note on behalf of such corporation and acknowledged to me that such corporation executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Georgia, County of Fulton.

----------------------------------
         Notary Signature

My Commission Expires:

---------------------------------

      [Affix Notarial Seal]

                         NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS

         On this the ____ day of _________, 1998, before me, the undersigned, a Notary Public in and for the State of Georgia, County of _______________, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the ____________________ of Aerocar Aviation Corp., a Florida corporation, who executed the foregoing Revolving Credit Note on behalf of such corporation and acknowledged to me that such corporation executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Georgia, County of Fulton.

----------------------------------
          Notary Signature

My Commission Expires:

---------------------------------

     [Affix Notarial Seal]

                         NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS

         On this the ____ day of December, 1998, before me, the undersigned, a Notary Public in and for the State of Georgia, County of ______________, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the ____________________ of Aerocar Parts, Inc., a Florida corporation, who executed the foregoing Revolving Credit Note on behalf of such corporation and acknowledged to me that such corporation executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Georgia, County of Fulton.

----------------------------------
         Notary Signature

My Commission Expires:

---------------------------------

      [Affix Notarial Seal]

                          AFFIDAVIT REGARDING DELIVERY

         I, ________________________________ hereby certify that I am a
___________________________ of _____________________ and that the foregoing was delivered to me as a representative of _______________________ in the State of _____________________, County of _________________.



                                        ---------------------------------------
                                        Signature of Officer of Agent or Lender


         On this the ____ day of December, 1998, before me, the undersigned, a Notary Public in and for the State of _________________, County of _________________________, _________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the _____________________ of ____________________________, a
________________________________________, who executed the foregoing affidavit on behalf of such ________________________________________ and acknowledged to me that such ________________________________________ executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of ____________________, County of
___________________________ .



----------------------------------
        Notary Signature